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                                                                      EXHIBIT 24
                                 POWER OF ATTORNEY

     THE UNDERSIGNED HEREBY CONSTITUTE AND APPOINT IRVING WEISER, JOHN C. APPEL AND DAVID J. PARRIN AND EACH OF THEM HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN AMMENDMENTS TO THE ANNUAL REPORT ON FORM 10-K OF DAIN RAUSCHER CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997, AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, EACH ACTING ALONE, FULL POWER AND AUTHORITY TO DO AND PERFORM TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, EACH ACTING ALONE, OR HIS SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

          SIGNATURE                          DATE
          ---------                          ----


               JOHN C. APPEL                           MAY 6, 1998
          ----------------------------       --------------------------
               JOHN C. APPEL


               J. EVANS ATTWELL                        MAY 6, 1998
          ----------------------------       --------------------------
               J. EVANS ATTWELL


               SUSAN S. BOREN                          MAY 6, 1998
          ----------------------------       --------------------------
               SUSAN S. BOREN


               F. GREGORY FITZ-GERALD                  MAY 6, 1998
          ----------------------------       --------------------------
               F. GREGORY FITZ-GERALD


               WALTER F. MONDALE                       MAY 6, 1998
          ----------------------------       --------------------------
               WALTER F. MONDALE


               DAVID J. PARRIN                         MAY 6, 1998
          ----------------------------       --------------------------
               DAVID J. PARRIN


               C.A. RUNDELL, JR.                       MAY 6, 1998
          ----------------------------       --------------------------
               C.A. RUNDELL, JR.


               ROBERT L. RYAN                          MAY 6, 1998
          ----------------------------       --------------------------
               ROBERT L. RYAN


               ARTHUR R. SCHULZE, JR.                  MAY 6, 1998
          ----------------------------       --------------------------
               ARTHUR R. SCHULZE, JR.


               IRVING WEISER                           MAY 6, 1998
          ----------------------------       --------------------------
               IRVING WEISER


               KENNETH J. WESSELS                      MAY 6, 1998
          ----------------------------       --------------------------
               KENNETH J. WESSELS